UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 29, 2015
(Date of earliest event reported)

FORESTAR GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	Commission File Number	26-1336998
(State or other jurisdiction of incorporation or organization)	001-33662	(I.R.S. Employer Identification No.)

6300 Bee Cave Road, Building Two, Suite 500
Austin, Texas 78746
(Address of principal executive offices) (zip code)

(512) 433-5200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On January 29, 2015, Forestar Group Inc. (the "Company") issued a press release announcing oil and gas segment 2015 operating expense and capital reduction initiatives, and updated oil and gas segment earnings guidance for the quarter ended December 31, 2014. A copy of the press release is furnished as Exhibit 99.1 of this report.

Item 7.01. Regulation FD Disclosure.
The information in Item 2.02 of this report is incorporated herein by reference.

 Item 9.01. Financial Statements and Exhibits.
 (d)        Exhibits.

Exhibit No.	Description of Exhibit

99.1
Press release issued by the Company on January 29, 2015, announcing oil and gas segment 2015 operating expense and capital reduction initiatives, and updated oil and gas segment earnings guidance for the quarter ended December 31, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORESTAR GROUP INC.

Date: January 29, 2014	By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1
Press release issued by the Company on January 29, 2015, announcing oil and gas segment 2015 operating expense and capital reduction initiatives, and updated oil and gas segment earnings guidance for the quarter ended December 31, 2014.

4